May 10, 2012

Deborah O’Neal-Johnson, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price Institutional International Funds, Inc.(“Registrant”)
consisting of the following series:
  T. Rowe Price Institutional Global Value Equity Fund
  File Nos.: 033-29697/811-5833

Dear Ms. O’Neal-Johnson:

Pursuant to Section 6 of the Securities Act of 1933, Section 8 of the Investment Company Act of 1940, as amended, and Rule 485(a) under the 1933 Act, we are hereby filing Post-Effective Amendment No. 53 (the “Amendment”) to the Registrant’s Registration Statement on Form N-1A. The Amendment reflects the addition of a new series called the T. Rowe Price Institutional Global Value Equity Fund.

The disclosure in Sections 1 and 3 of the prospectus is unique to the investment program and policies of the new series being added. However, Sections 2 and 4 of the prospectus are common to the prospectuses for all T. Rowe Price institutional mutual funds.

We have not yet obtained NASDAQ ticker symbols, however, once they are received, they will be added to the front cover of the prospectus.

The Statement of Additional Information (the “SAI”) is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new fund and the addition of new independent directors who were added to the Boards of certain funds effective May 2, 2012. This disclosure is marked to show changes from the May 1, 2012 SAI that was filed as part of certain T. Rowe Price mutual funds’ annual registration statement updates.

The filing is scheduled to go effective on July 23, 2012.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Darrell Braman at 410-345-2013.

Sincerely,

/s/Brian R. Poole
Brian R. Poole, Esquire